UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2017

SCIENTIFIC GAMES CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	81-0422894
(State of incorporation)	(IRS Employer
Identification No.)

0-13063
(Commission File Number)

6650 S. El Camino Road Las Vegas, Nevada 89118
(Address of registrant’s principal executive office)

(702) 897-7150
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

•Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

•	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CPR 240.14a-12)

•Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

•Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Item 8.01. Other Events.

This Current Report on Form 8-K is being filed by Scientific Games Corporation (the “Company”) to provide recast audited consolidated financial statements and financial statement schedule as of December 31, 2015 and 2014 and for each of the three years in the period ended December 31, 2015 originally included in our Annual Report on Form 10-K as filed with the Securities and Exchange Commission on February 29, 2016 (the “2015 Form 10-K”). The consolidated financial statements have been recast solely to reflect a reclassification of the condensed consolidating financial information presented in Note 24 of such consolidated financial statements due to the designation by the Company, during the third quarter of 2016, of certain of its wholly owned direct and indirect subsidiaries that hold substantially all of the assets of, and operate, its social gaming business, as “Unrestricted Subsidiaries” under its credit agreement and each of the indentures governing its outstanding secured notes, unsecured notes and senior subordinated notes. As a result of those designations, those Unrestricted Subsidiaries are no longer guarantors under the Company’s respective indentures. The condensed consolidating financial information presented in Note 24 has been reclassified to show the nature of the assets held, results of operations and cash flows assuming the “Unrestricted Subsidiary” designations were in effect at the beginning of all periods presented, consistent with their status as non-guarantors. The recast audited consolidated financial statements and financial statement schedule as of December 31, 2015 and 2014 and for each of the three years in the period ended December 31, 2015 are attached hereto as Exhibit 99.1.

Except as specifically noted herein and in the attached exhibits, the information in the attached exhibits does not reflect any other events occurring after the Company filed its 2015 Form 10-K on February 29, 2016. For a discussion of events and developments subsequent to February 29, 2016, please refer to the reports and other information that the Company has filed with the Securities and Exchange Commission, including the Company’s Form 10-Qs for the periods ended March 31, 2016, June 30, 2016 and September 30, 2016.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
23.1	Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm.
23.2	Consent of EY S.p.A., Independent Registered Public Accounting Firm.
99.1
Audited Consolidated Financial Statements and Financial Statement Schedule of Scientific Games Corporation as of December 31, 2015 and 2014 and for each of the three years in the period ended December 31, 2015.

99.2	Report of Reconta Ernst & Young S.p.A., Independent Registered Public Accounting Firm.
99.3	Financial Statements of Lotterie Nazionali S.r.l. (incorporated by reference to Exhibit 99.2 to Scientific Games Corporation’s Annual Report on Form 10-K for the year ended December 31, 2015).
101.INS	XBRL Instance Document
101.SCH	XBRL Taxonomy Extension Schema
101.CAL	XBRL Taxonomy Extension Calculation Linkbase
101.DEF	XBRL Taxonomy Definition Label Linkbase
101.LAB	XBRL Taxonomy Extension Label Linkbase
101.PRE	XBRL Taxonomy Extension Presentation Linkbase

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SCIENTIFIC GAMES CORPORATION
By:	/s/ Michael A. Quartieri
Name: Michael A. Quartieri Title: Executive Vice President, Chief Financial Officer, Treasurer and Corporate Secretary (Principal Financial and Accounting Officer)

Date: February 1, 2017

Exhibit Index

Exhibit No.	Description
23.1	Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm.
23.2	Consent of EY S.p.A., Independent Registered Public Accounting Firm.
99.1
Audited Consolidated Financial Statements and Financial Statement Schedule of Scientific Games Corporation as of December 31, 2015 and 2014 and for each of the three years in the period ended December 31, 2015.

99.2	Report of Reconta Ernst & Young S.p.A., Independent Registered Public Accounting Firm.
99.3	Financial Statements of Lotterie Nazionali S.r.l. (incorporated by reference to Exhibit 99.2 to Scientific Games Corporation’s Annual Report on Form 10-K for the year ended December 31, 2015).
101.INS	XBRL Instance Document
101.SCH	XBRL Taxonomy Extension Schema
101.CAL	XBRL Taxonomy Extension Calculation Linkbase
101.DEF	XBRL Taxonomy Definition Label Linkbase
101.LAB	XBRL Taxonomy Extension Label Linkbase
101.PRE	XBRL Taxonomy Extension Presentation Linkbase